INTERCAPITAL INSURED MUNICIPAL TRUST                Two World Trade Center,
                                                    New York, New York  10048

LETTER TO THE SHAREHOLDERS October 31, 1996

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Insured Municipal Trust (IMT) for the fiscal year ended October 31, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, anticipating that the Federal Reserve Board might raise the federal-funds rate. However, with slower growth in employment and overall economic activity between August and October, the central bank left monetary policy unchanged. As a result, by the end of October the fixed-income markets had regained an optimistic outlook and rallied to levels not seen since February.

MUNICIPAL MARKET CONDITIONS

Between February and July, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities toward lower yields. Insured bond yields reached 5.60 percent by the end of October. One-year municipal note yields declined marginally from 3.80 percent to 3.70 percent over the past 12 months. In October, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, moved from 91 percent to 84 percent over the course of the fiscal year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat-tax proposals failed to gain public support.

INTERCAPITAL INSURED MUNICIPAL TRUST

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated that investors also faced the retirement of over $60 billion of debt that has been previously refinanced. On the supply side, new issues increased 20 percent to $147 billion over the calendar year to date.

PERFORMANCE

The Trust's net asset value (NAV) moved from $15.86 to $15.80 per share during the fiscal year ended October 31, 1996. Based on this NAV change plus reinvestment of tax-free dividends totaling $1.02 per share and a long-term capital gain distribution totaling approximately $0.08 per share, the Trust's total return was 7.15 percent. Over the same period, IMT's market price on the New York Stock Exchange increased from $14.625 to $15.00 per share. Based on this market price change and reinvestment of tax-free dividends and distributions, the Trust's total return was 10.31 percent.

IMT began the fiscal year trading at an 8 percent discount to NAV and ended the year at a 5 percent discount. During the year undistributed net investment income available for dividends declined from $0.127 per share to $0.080 per share. This reduction prompted a cut in the Trust's monthly dividend from $0.085 to $0.0825, beginning with the November 1996 payment.

PORTFOLIO STRUCTURE

On October 31, 1996, the Trust's net assets of $486 million were diversified among

CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1996
(% OF TOTAL LONG-TERM PORTFOLIO)

AMBAC
  26%

MBIA
  35%

GNMA
   6%

FSA
   8%

FGIC
  25%

FIVE LARGEST SECTORS AS OF OCTOBER 31, 1996
(% OF NET ASSETS)

IDR/PCR*
  15%

REFUNDED
  25%

ALL OTHERS
  27%

 GENERAL
OBLIGATION
   8%

WATER & SEWER
  11%

HOSPITAL
  14%

*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

 PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

INTERCAPITAL INSURED MUNICIPAL TRUST

12 long-term municipal sectors and 52 credits. The average maturity and call protection of the IMT's long-term portfolio were 20 and 5 years, respectively. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance or by U.S. government guaranteed securities.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging form one week to one year. Incremental income to common shares depends on two factors: first, the spread between interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

Weekly ARPS yields ranged between 3.19 and 4.20 percent during the fiscal year. Leverage contributed approximately $0.13 per share to common share earnings during the fiscal year. Two ARPS series totaling $130 million and representing 27 percent of net assets were outstanding.

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 84 percent of U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to U.S. Treasury securities has improved, tax-exempts could again be affected by market uncertainty if new tax reduction proposals were to resurface.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year, IMT purchased and retired 176,400 shares of common stock at a weighted average market discount of 5.45 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

INTERCAPITAL INSURED MUNICIPAL TRUST

We appreciate your ongoing support of InterCapital Insured Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On October 29, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE BY ALL SHAREHOLDERS:

         Michael Bozic
         For................................................................  16,950,402
         Withheld...........................................................     311,658

    ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

         Charles A. Fiumefreddo
         For................................................................       1,959
         Withheld...........................................................           6

    The following Trustees were not standing for reelection at this meeting:
    Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

         For................................................................  16,506,332
         Against............................................................     206,188
         Abstain............................................................     549,540

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

         For................................................................  16,717,871
         Against............................................................     110,123
         Abstain............................................................     434,066

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS October 31, 1996

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.7%)
              General Obligation (7.5%)
$  8,000      Chicago, Illinois, Refg Ser 1992 (AMBAC)................................      6.25%      01/01/11     $  8,658,320
  15,000      Cook County, Illinois, Ser 1992 A (MBIA)................................      6.60       11/15/22       16,410,600
   6,000      Louisiana, Ser 1992 A (AMBAC)...........................................      6.50       05/01/08        6,559,020
   4,000      Clark County, Nevada, Transportation Impr Ltd Tax Ser 06/01/92 B
               (AMBAC)................................................................      6.50       06/01/17        4,542,480
--------                                                                                                              ----------
  33,000                                                                                                              36,170,420
--------                                                                                                              ----------
              Educational Facilities Revenue (4.1%)
              Massachusetts Health & Educational Facilities Authority,
  15,000       Northeastern University Ser E (MBIA)...................................      6.55       10/01/22       16,377,150
   3,000       Stonehill College Ser E (MBIA).........................................      6.60       07/01/20        3,277,860
--------                                                                                                              ----------
  18,000                                                                                                              19,655,010
--------                                                                                                              ----------
              Electric Revenue (2.9%)
  10,000      Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser (FGIC)...      6.25       01/01/18       10,365,700
   3,770      Lower Colorado River Authority, Texas, Jr Lien Refg Ser 1992 (AMBAC)....      6.00       01/01/17        3,834,807
--------                                                                                                              ----------
  13,770                                                                                                              14,200,507
--------                                                                                                              ----------
              Hospital Revenue (13.8%)
   5,000      Brevard County Health Facilities Authority, Florida, Wuesthoff Memorial
               Hospital Ser 1992 A (MBIA).............................................      6.625      04/01/13        5,432,800
   8,955      Illinois Health Facilities Authority, Southern Illinois Hospital
               Services Ser 1991 (MBIA)...............................................      6.625      03/01/20        9,665,042
   3,700      Massachusetts Health & Educational Facilities Authority, McLean Hospital
               Ser C (FGIC)...........................................................      6.625      07/01/15        4,008,987
   5,000      Farmington Hills Hospital Finance Authority, Michigan, Botsford General
               Hospital Ser 1992 A (MBIA).............................................      6.50       02/15/22        5,370,500
  15,000      Amarillo Health Facilities Corporation, Texas, High Plains Baptist
               Hospital Ser 1992 A & B (FSA)..........................................      6.562      01/01/22       15,831,900
              Wisconsin Health & Educational Facilities Authority,
  15,000       Children's Hospital Inc Ser 1992 B (FGIC)..............................      6.50       08/15/21       16,122,900
  10,000       Wausau Hospital Inc Ser 1991 B (AMBAC).................................      6.70       08/15/20       10,757,500
--------                                                                                                              ----------
  62,655                                                                                                              67,189,629
--------                                                                                                              ----------
              Industrial Development/Pollution Control Revenue (15.2%)
   6,000      Delaware Economic Development Authority, Delmarva Power & Light Co Ser
               1992 A (AMT) (AMBAC)...................................................      6.85       05/01/22        6,534,720
   5,000      Lawrenceburg, Indiana, Indiana & Michigan Power Co Refg Ser D (Secondary
               FGIC)..................................................................      7.00       04/01/15        5,611,600
  20,000      Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)............      7.00       06/01/31       22,042,200
   7,500      Humboldt County, Nevada, Sierra Pacific Power Co Refg Ser 1987
               (AMBAC)................................................................      6.55       10/01/13        8,134,875
   5,000      New York State Energy Research & Development Authority, Brooklyn Union
               Gas Co 1996 Ser (MBIA).................................................      5.50       01/01/21        4,869,250
   7,000      Montgomery County Industrial Development Authority, Pennsylvania,
               Philadelphia Electric Co Refg 1991 Ser B (MBIA)........................      6.70       12/01/21        7,650,090

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Brazos River Authority, Texas,
$  7,500       Houston Lighting & Power Co 1992 A (AMBAC).............................      6.70%      03/01/17     $  8,179,200
  10,000       Texas Utilities Electric Co Collateralized Ser 1992 A (AMT) (AMBAC)....      6.75       04/01/22       10,741,800
--------                                                                                                              ----------
  68,000                                                                                                              73,763,735
--------                                                                                                              ----------
              Mortgage Revenue - Single Family (6.4%)
   3,000      Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA)......      5.875      12/01/24        3,005,880
  18,550      Nebraska Investment Finance Authority, GNMA-Backed
               1992 Ser A & B (AMT)...................................................      6.70       09/15/24       19,062,722
   8,800      Ohio Housing Finance Agency, GNMA-Backed Ser A 1 & 2 (AMT)..............      6.903      03/01/31        9,141,616
--------                                                                                                              ----------
  30,350                                                                                                              31,210,218
--------                                                                                                              ----------
              Nursing & Health Related Facilities Revenue (0.8%)
   3,495      New York State Medical Care Facilities Finance Agency, Mental Health
--------       1992 Ser A (FGIC)......................................................      6.375      08/15/17        3,693,411
                                                                                                                      ----------
              Public Facilities Revenue (6.5%)
  10,000      Orange County, Florida, Tourist Development Tax Ser 1992 B (AMBAC)......      6.00       10/01/21       10,178,400
  20,000      Hudson County, New Jersey, Correctional Refg Ser 1992 COPs (MBIA).......      6.60       12/01/21       21,616,400
--------                                                                                                              ----------
  30,000                                                                                                              31,794,800
--------                                                                                                              ----------
              Resource Recovery Revenue (2.0%)
   9,000      Detroit Economic Development Corporation, Michigan, Ser 1991 A (AMT)
--------       (FSA)..................................................................      6.875      05/01/09        9,688,230
                                                                                                                      ----------
              Transportation Facilities Revenue (2.7%)
   5,000      Greater Orlando Aviation Authority, Florida, Ser 1992 A (AMT) (FGIC)....      6.50       10/01/12        5,361,250
   5,000      Hillsborough County Port District, Florida, Tampa Port Authority Refg
               Ser 1995 (AMT) (FSA)...................................................      5.75       06/01/13        5,070,950
   2,500      Hawaii, Airports Second Lien Ser 1991 (AMT) (MBIA)......................      6.75       07/01/21        2,694,625
--------                                                                                                              ----------
  12,500                                                                                                              13,126,825
--------                                                                                                              ----------
              Water & Sewer Revenue (11.3%)
   7,790      Kenton County Water District #1, Kentucky, Refg Ser 1992 (FGIC).........      6.375      02/01/17        8,301,647
   3,000      Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)....................      6.375      07/01/22        3,107,400
   6,400      Bergen County Utilities Authority, New Jersey, 1992 Water Pollution Ser
               A (FGIC)...............................................................      6.50       12/15/12        6,948,864
   4,950      Cleveland, Ohio, Waterworks Ser F 1992 B (AMBAC)........................      6.50       01/01/11        5,370,156
  10,000      Grand Strand Water & Sewer Authority, South Carolina, Refg Ser 1992
               (MBIA).................................................................      6.00       06/01/19       10,160,300
   5,000      North Charleston Sewer District, South Carolina, Refg Ser 1992 A
               (MBIA).................................................................      6.00       07/01/18        5,080,950
  15,000      Metropolitan Seattle, Washington, Sewer Ser U (FGIC)....................      6.60       01/01/32       16,159,050
--------                                                                                                              ----------
  52,140                                                                                                              55,128,367
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Refunded (24.5%)
$ 15,000      Delaware Health Facilities Authority, Medical Center of Delaware Ser
               1992 (MBIA)............................................................      6.25%      10/01/06++   $ 16,512,900
   5,000      Jacksonville Health Facilities Authority, Florida, Memorial Regional
               Rehabilitation Center Ser 1992 (MBIA)..................................      6.625      05/01/02++      5,584,400
  10,000      Reedy Creek Improvement District, Florida, Utilities Ser 1991-1
               (MBIA).................................................................      6.50       10/01/01++     10,990,400
   5,000      Fulton-De Kalb Hospital Authority, Georgia, Grady Memorial Hospital Ser
               1991 (AMBAC)...........................................................      6.90       01/01/01++      5,536,000
   9,300      New Orleans, Louisiana, Issue of 1992 (FGIC)............................      7.50       09/01/02++     10,680,678
   5,000      Chippewa Valley Schools, Michigan, 1992 (FGIC)..........................      6.375      05/01/01++      5,448,000
   7,000      Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)....................      6.375      07/01/02++      7,664,580
   6,000      Detroit City School District, Michigan, Ser 1991 (Secondary AMBAC)......      7.10       05/01/01++      6,735,180
  15,000      Harrisburg Authority, Pennsylvania, Water Ser of 1992 (FGIC)............      6.50       08/15/02++     16,448,700
  15,000      South Carolina Public Service Authority, 1991 Ser D (AMBAC).............      6.50       07/01/02++     16,693,950
   5,000      Chattanooga-Hamilton County Hospital Authority, Tennessee, Erlanger
               Medical Center 1991 Ser A (FSA)........................................      6.854      05/15/01++      5,534,500
  10,000      Harris County, Texas, Sr Lien Toll Road Refg Ser 1992 A (AMBAC).........      6.50       08/15/02++     11,130,500
--------                                                                                                            ------------
 107,300                                                                                                             118,959,788
--------                                                                                                            ------------
 440,210      TOTAL MUNICIPAL BONDS (Identified Cost $434,788,221).............................................      474,580,940
--------                                                                                                            ------------
              SHORT-TERM MUNICIPAL OBLIGATION (0.5%)
   2,500      Massachusetts, Dedicated Income Tax Ser 1990 B
--------       (Demand 11/01/96) (Identified Cost $2,500,000).........................      3.60*      12/01/97        2,500,000
                                                                                                                    ------------
$442,710      TOTAL INVESTMENTS (Identified Cost $437,288,221) (a)....................................    98.2%      477,080,940
========
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    1.8        8,768,537
                                                                                                         ------     ------------
              NET ASSETS...............................................................................  100.0%     $485,849,477
                                                                                                         ======     ============

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate security.
     (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $39,874,202 and the aggregate gross unrealized depreciation was $81,483, resulting in net unrealized appreciation of $39,792,719.

Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
     FGIC     Financial Guaranty Insurance Company.
     FSA      Financial Security Assurance Inc.
     MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1996

Alaska...................  0.6%
Delaware.................  4.8
Florida..................  8.8
Georgia..................  1.1
Hawaii...................  0.6
Illinois.................  7.2
Indiana..................  1.2
Kansas...................  4.5
Kentucky.................  1.7%
Louisiana................  3.5
Massachusetts............  5.4
Michigan.................  7.8
Nebraska.................  3.9
Nevada...................  2.6
New Jersey...............  5.9
New York.................  1.8
Ohio.....................  3.0%
Pennsylvania.............  5.0
South Carolina...........  8.7
Tennessee................  1.1
Texas.................... 10.2
Washington...............  3.3
Wisconsin................  5.5
                          ----
Total.................... 98.2%
                          ====

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

ASSETS:
Investments in securities, at value
 (identified cost $437,288,221).......................................    $477,080,940
Cash..................................................................         279,191
Receivable for:
    Interest..........................................................       7,588,523
    Investments sold..................................................       1,315,153
Deferred organizational expenses......................................           5,065
Prepaid expenses......................................................          44,018
                                                                          ------------
    TOTAL ASSETS......................................................     486,312,890
                                                                          ------------
LIABILITIES:
Payable for:
    Dividends to preferred shareholders...............................         180,806
    Investment management fee.........................................         157,945
Accrued expenses......................................................         124,662
                                                                          ------------
    TOTAL LIABILITIES.................................................         463,413
                                                                          ------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 2,600 shares outstanding).......     130,000,000
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 22,525,813 shares outstanding).......................     313,029,384
Net unrealized appreciation...........................................      39,792,719
Accumulated undistributed net investment income.......................       1,794,252
Accumulated undistributed net realized gain...........................       1,233,122
                                                                          ------------
    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS......................     355,849,477
                                                                          ------------
    TOTAL NET ASSETS..................................................    $485,849,477
                                                                          ============
NET ASSET VALUE PER COMMON SHARE
 ($355,849,477 divided by 22,525,813 common shares outstanding).......          $15.80
                                                                                ======

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

STATEMENT OF OPERATIONS
For the year ended October 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $29,193,376
                                                                           -----------
EXPENSES
Investment management fee..............................................      1,705,781
Auction commission fees................................................        326,150
Transfer agent fees and expenses.......................................        124,117
Professional fees......................................................        123,479
Shareholder reports and notices........................................         40,679
Registration fees......................................................         32,564
Trustees' fees and expenses............................................         31,420
Custodian fees.........................................................         23,621
Organizational expenses................................................         15,577
Auction agent fees.....................................................         14,795
Servicing fees.........................................................         13,037
Other..................................................................         14,762
                                                                           -----------
    TOTAL EXPENSES BEFORE EXPENSE OFFSET...............................      2,465,982
    LESS: EXPENSE OFFSET...............................................        (23,523)
                                                                           -----------
    TOTAL EXPENSES AFTER EXPENSE OFFSET................................      2,442,459
                                                                           -----------
    NET INVESTMENT INCOME..............................................     26,750,917
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................................................      1,233,119
Net change in unrealized appreciation..................................         35,232
                                                                           -----------
    NET GAIN...........................................................      1,268,351
                                                                           -----------
NET INCREASE...........................................................    $28,019,268
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR      FOR THE YEAR
                                                            ENDED             ENDED
                                                         OCTOBER 31,       OCTOBER 31,
                                                            1996              1995
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...............................    $ 26,750,917      $ 27,213,113
Net realized gain...................................       1,233,119         1,805,528
Net change in unrealized appreciation...............          35,232        35,661,756
                                                        ------------      ------------
    NET INCREASE....................................      28,019,268        64,680,397
                                                        ------------      ------------
DIVIDENDS TO PREFERRED SHAREHOLDERS FROM NET
INVESTMENT INCOME...................................      (4,790,363)       (5,175,254)
                                                        ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income...............................     (23,043,084)      (23,327,851)
Net realized gain...................................      (1,805,535)         (426,388)
                                                        ------------      ------------
    TOTAL...........................................     (24,848,619)      (23,754,239)
                                                        ------------      ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred...........................................              --       (30,000,000)
Common..............................................      (2,647,217)       (6,994,598)
                                                        ------------      ------------
    TOTAL...........................................      (2,647,217)      (36,994,598)
                                                        ------------      ------------
    NET DECREASE....................................      (4,266,931)       (1,243,694)

NET ASSETS:
Beginning of period.................................     490,116,408       491,360,102
                                                        ------------      ------------
    END OF PERIOD
    (Including undistributed net investment income
    of $1,794,252 and $2,876,782, respectively)........ $485,849,477      $490,116,408
                                                        ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS  October 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL INSURED MUNICIPAL TRUST
investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $76,000, which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $4,950,000 and $12,928,444, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1996, the Trust had transfer agent fees and expenses payable of approximately $21,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time

INTERCAPITAL INSURED MUNICIPAL TRUST
of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1996 included in

Trustees' fees and expenses in the Statement of Operations amounted to $12,814. At October 31, 1996, the Trust had an accrued pension liability of $32,572 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series TU and TH Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                          AMOUNT                    RESET           RANGE OF
SERIES     SHARES*     IN THOUSANDS*     RATE*       DATE       DIVIDEND RATES**
-------    -------     -------------     -----     --------     ----------------
  TU          800         $40,000        3.625%    12/31/96        3.44% - 3.625%
  TH        1,800          90,000        3.340     11/01/96        3.19  - 4.20

---------------------
 * As of October 31, 1996.
** For the year ended October 31, 1996.

Subsequent to October 31, 1996 and up through December 9, 1996, the Trust paid dividends to Series TU and TH at rates ranging from 3.32% to 3.62%, in the aggregate amount of $412,790.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL INSURED MUNICIPAL TRUST

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                 CAPITAL
                                                                                                                 PAID IN
                                                                                                                EXCESS OF
                                                                                    SHARES       PAR VALUE      PAR VALUE
                                                                                  ----------     ---------     ------------
Balance, October 31, 1994.....................................................    23,222,113     $232,221     $322,438,977
Treasury shares purchased and retired (weighted average discount 7.50%)*......      (519,900)      (5,199)      (6,989,398)
                                                                                  ----------     --------     ------------
Balance, October 31, 1995.....................................................    22,702,213      227,022      315,449,579
Treasury shares purchased and retired (weighted average discount 5.45%)*......      (176,400)      (1,764)      (2,645,453)
                                                                                  ----------     --------     ------------
Balance, October 31, 1996.....................................................    22,525,813     $225,258     $312,804,126
                                                                                  ==========     ========     ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

   DECLARATION         AMOUNT            RECORD               PAYABLE
      DATE            PER SHARE           DATE                 DATE
-----------------     ---------     ----------------     -----------------
   October 30,
     1996........      $0.0825      November 8, 1996     November 22, 1996
   November 26,
     1996........      $0.0825      December 6, 1996     December 20, 1996

INTERCAPITAL INSURED MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                                FOR THE YEAR ENDED OCTOBER 31**                FEBRUARY 28, 1992*
                                                        ------------------------------------------------            THROUGH
                                                          1996         1995         1994         1993          OCTOBER 31, 1992**
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............        $15.86      $ 14.27      $ 16.95       $14.25               $14.06
                                                          ------      -------      -------       ------               ------
Net investment income.............................          1.27         1.21         1.33         1.35                 0.79
Net realized and unrealized gain (loss)...........         (0.02)        1.65        (2.67)        2.69                 0.19
                                                          ------      -------      -------       ------               ------
Total from investment operations..................          1.25         2.86        (1.34)        4.04                 0.98
                                                          ------      -------      -------       ------               ------
Less dividends and distributions from:
   Net investment income..........................         (1.02)       (1.02)       (1.12)       (1.12)               (0.49)
   Common share equivalent of dividends and
    distributions paid to preferred
    shareholders..................................         (0.21)       (0.23)       (0.22)       (0.22)               (0.13)
   Net realized gain..............................         (0.08)       (0.02)          --           --                   --
                                                          ------      -------      -------       ------               ------
Total dividends and distributions.................         (1.31)       (1.27)       (1.34)       (1.34)               (0.62)
Offering costs charged against capital............            --           --           --           --                (0.17)
                                                          ------      -------      -------       ------               ------
Net asset value, end of period....................        $15.80      $ 15.86      $ 14.27       $16.95               $14.25
                                                          ======      =======      =======       ======               ======
Market value, end of period.......................        $15.00      $14.625      $12.625       $16.75               $15.25
                                                          ======      =======      =======       ======               ======
TOTAL INVESTMENT RETURN+..........................         10.31%       24.59%      (18.84)%      17.73%                4.94%(1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset..............          0.70%(4)     0.72%(3)     0.77%        0.80%                0.72%(2)
Net investment income before preferred stock
 dividends........................................          7.54%        7.88%(3)     8.45%        8.52%                8.10%(2)
Preferred stock dividends.........................          1.35%        1.50%        1.38%        1.40%                1.34%(2)
Net investment income available to common
 shareholders.....................................          6.19%        6.38%        7.07%        7.12%                6.76%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........      $485,849     $490,116     $491,360     $578,506             $515,025
Asset coverage on preferred shares at end of
 period...........................................           373%         377%         307%         321%                 286%
Portfolio turnover rate...........................             1%           3%           6%           1%                   1%(1)

---------------------
 *   Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3) The above expense and net investment income ratios would have been 0.71% and 7.89%, respectively, after expense offset, which reflect 0.01% effect for custody cash credits.
(4) The above expense ratio would have been 0.69% after expense offset, which reflects 0.01% effect for custody cash credits.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Trust (the " Trust") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 28, 1992 (commencement of operations) through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1996


                      1996 FEDERAL TAX NOTICE (unaudited)

          During the year ended October 31, 1996, the Trust paid the following per share amounts from tax-exempt income: $1.02 to the common shareholders, $1,693 to Series TU preferred shareholders and $1,686 to Series TH preferred shareholders. For the year ended October 31, 1996, the Trust paid the following per share amounts from long-term capital gains; $0.07 to the common shareholders $128 to Series TU preferred shareholders and $131 to Series TH preferred shareholders.

                      (This Page Intentionally Left Blank)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048


INTER CAPITAL
INSURED
MUNICIPAL
TRUST


ANNUAL REPORT
OCTOBER 31, 1996